EXHIBIT 21
                              SUBSIDIARIES OF THE REGISTRANT

                                                                             STATE IN WHICH
                                                                         INCORPORATED OR COUNTRY
             NAME OF COMPANY                                                 IN WHICH ORGANIZED
             ---------------                                             -----------------------
A/O Colgate-Palmolive (Russia)........................................   Russia
Alexandril S.A........................................................   Uruguay
Arkay Pty Limited.....................................................   Australia
Asian Pioneer Co., Ltd................................................   Hong Kong
Barbados Costmetics Products Limited..................................   Barbados
Barbara Lee S.A.......................................................   Chile
Baser Kimya Sanayii Ve Ticaret Anonim Sirketi.........................   Turkiye
Baser Terketim Pazarlama Ve Ticaret Anonim Sirketi....................   Turkiye
Beauty and Healthy Distribution Limited...............................   Tanzania
C-P Peru S.A..........................................................   Peru
Cachet Investments Limited............................................   Jersey Islands, U.K.
Chemtech (BVI) Co. Ltd................................................   British Virgin Islands
Chet Household Products (Pvt) Ltd.....................................   South Africa
CKR Nederland B.V.....................................................   Nederlands
CKS, Inc..............................................................   Delaware
Cleaning Dimensions, Inc..............................................   Delaware
Cobelsa S.A...........................................................   Argentina
Colgate (BVI) Limited.................................................   British Virgin Islands
Colgate (Guangzhou) Co. Ltd...........................................   China
Colgate (U.K.) Limited................................................   United Kingdom
Colgate Finance S.N.C.................................................   France
Colgate Flavors and Fragrances, Inc...................................   Delaware
Colgate Holdings......................................................   United Kingdom
Colgate Inc...........................................................   Delaware
Colgate Juncos, Inc...................................................   Delaware
Colgate Music Direct..................................................   Delaware
Colgate Oral Pharmaceuticals, Inc.....................................   Delaware
Colgate Palmolive Versorgungs-und Unterstutzungskasse GmbH............   Germany
Colgate Sports Foundation, Inc........................................   Philippines
Colgate Venture Company, Inc..........................................   Delaware
Colgate-Palmolive & Cia...............................................   Colombia
Colgate-Palmolive A.B.................................................   Sweden
Colgate-Palmolive A.G.................................................   Switzerland
Colgate-Palmolive (America), Inc......................................   Delaware
Colgate-Palmolive A/S.................................................   Denmark
Colgate-Palmolive Belgium S.A.........................................   Belgium
Colgate-Palmolive (B) Sdn. Bhd........................................   Brunei
Colgate-Palmolive (Barbados) Limited..................................   Barbados
Colgate-Palmolive (Blantyre) Limited..................................   Malawi
Colgate-Palmolive (Borzesti) SRL......................................   Romania
Colgate-Palmolive (Botswana) (Proprietary) Ltd........................   Botswana
Colgate-Palmolive (Bulgaria) Ltd......................................   Bulgaria
Colgate-Palmolive (C.A.) Inc. y Compania Limitada.....................   Guatemala
Colgate-Palmolive Cameroun S.A........................................   Cameroons
Colgate-Palmolive Canada, Inc.........................................   Canada

                                                                      EXHIBIT 21
                                                                     PAGE 2 OF 6

                                                                             STATE IN WHICH
                                                                         INCORPORATED OR COUNTRY
         NAME OF COMPANY                                                   IN WHICH ORGANIZED
         ---------------                                                 -----------------------
Colgate-Palmolive (Caribbean), Inc....................................   Delaware
Colgate-Palmolive (Central America), Inc..............................   Delaware
Colgate-Palmolive Central European Management Inc.....................   Delaware
Colgate-Palmolive (Centro America) S.A................................   Guatemala
Colgate-Palmolive (Ceylon) Limited....................................   Sri Lanka
Colgate-Palmolive Charitable Foundation...............................   Delaware
Colgate-Palmolive (Chile) S.A.........................................   Chile
Colgate-Palmolive, Cia................................................   Delaware
Colgate-Palmolive Co. (Jamaica) Ltd...................................   Jamaica
Colgate-Palmolive (Commerciale) Limitada..............................   Mozambique
Colgate-Palmolive Compania Anonima....................................   Venezuela
Colgate-Palmolive Company, Distr......................................   Puerto Rico
Colgate-Palmolive (Costa Rica) Limited................................   Costa Rica
Colgate-Palmolive (Costa Rica), S.A...................................   Costa Rica
Colgate-Palmolive Cote d'Ivoire, S.A..................................   Ivory Coast
Colgate-Palmolive Czech Republic spol. s.r.o..........................   Czechoslovakia
Colgate-Palmolive del Ecuador, S.A....................................   Ecuador
Colgate-Palmolive del Peru (Delaware) Inc. Secursal del Peru..........   Delaware
Colgate-Palmolive Development Corp....................................   Delaware
Colgate-Palmolive Distributors Co. (Pty) Ltd..........................   Botswana
Colgate-Palmolive (Dominica), Inc.....................................   Delaware
Colgate-Palmolive (Dominican Republic), Inc...........................   Delaware
Colgate-Palmolive (East Africa) Limited...............................   Kenya
Colgate-Palmolive (Eastern) Pte. Ltd..................................   Singapore
Colgate-Palmolive (Egypt) S.A.E.......................................   Egypt
Colgate-Palmolive Enterprises, Inc....................................   Delaware
Colgate-Palmolive Espana, S.A.........................................   Spain
Colgate-Palmolive Europe S.A..........................................   Belgium
Colgate-Palmolive (Far East) Sdn Bhd..................................   Malaysia
Colgate-Palmolive (Fiji) Limited......................................   Fiji Islands
Colgate-Palmolive (Finance) (Pty) Limited.............................   South Africa
Colgate-Palmolive G.m.b.H.............................................   Germany
Colgate-Palmolive Gabon (Societe Industrielle de Detergents--SIDAC)...   Gabon
Colgate-Palmolive Gesellschaft m.b.H..................................   Austria
Colgate-Palmolive Global Trading Company..............................   Delaware
Colgate-Palmolive (Gulf States) Ltd...................................   British Virgin Islands
Colgate-Palmolive (Guyana) Ltd........................................   Guyana
Colgate-Palmolive Haci Sakir Sabun Sanayi ve Ticaret Anonim Sirket....   Turkiye
Colgate-Palmolive (H.K.) Limited......................................   Hong Kong
Colgate-Palmolive (Hellas) S.A........................................   Greece
Colgate-Palmolive Holding Inc.........................................   Delaware
Colgate-Palmolive Hungary Ltd.........................................   Hungary
Colgate-Palmolive (Hungary) Manufacturing, Kft........................   Hungary
Colgate-Palmolive, Inc................................................   Delaware
Colgate-Palmolive (India) Private Limited.............................   India
Colgate-Palmolive (Indonesia), Inc....................................   Delaware
Colgate-Palmolive Industries (Private) Ltd............................   Zimbabwe

                                                                      EXHIBIT 21
                                                                     PAGE 3 OF 6

                                                                             STATE IN WHICH
                                                                          INCORPORATED OR COUNTRY
  NAME OF COMPANY                                                           IN WHICH ORGANIZED
-----------------                                                         -----------------------
Colgate-Palmolive (Ireland) Limited...................................   Ireland
Colgate-Palmolive International Incorporated..........................   Delaware
Colgate-Palmolive Investment Co., Inc.................................   Delaware
Colgate-Palmolive (Latvia)............................................   Latvia
Colgate-Palmolive Limited.............................................   New Zealand
Colgate-Palmolive Limited.............................................   United Kingdom
Colgate-Palmolive, Ltda...............................................   Brazil
Colgate-Palmolive (Malaysia) Sdn Bhd..................................   Malaysia
Colgate-Palmolive (Marketing).........................................   Sdn Bhd
Colgate-Palmolive Mennen Limited......................................   United Kingdom
Colgate-Palmolive (Mocambique) Limitada...............................   Mozambique
Colgate-Palmolive Morocco.............................................   Morocco
Colgate-Palmolive (New York), Inc.....................................   Delaware
Colgate-Palmolive NJ, Inc.............................................   New Jersey
Colgate-Palmolive Nordic A/S..........................................   Denmark
Colgate-Palmolive Norge A/S...........................................   Norway
Colgate-Palmolive--NSOA (Senegal) S.A.................................   Senegal
Colgate-Palmolive Participacoes e Investimentos Imobiliarios, S.A.....   Portugal
Colgate-Palmolive Philippines, Inc....................................   Philippines
Colgate-Palmolive Peru S.A............................................   Peru
Colgate-Palmolive (PNG) Pty Ltd.......................................   Papua New Guinea
Colgate-Palmolive (Poland) Sp. z 0.0..................................   Poland
Colgate-Palmolive (P.R.) Inc..........................................   Delaware
Colgate-Palmolive Pty Limited.........................................   Australia
Colgate-Palmolive (Pty) Limited.......................................   South Africa
Colgate-Palmolive (Research & Development), Inc.......................   Delaware
Colgate-Palmolive (Romania) SRL.......................................   Romania
Colgate-Palmolive, S.A................................................   France
Colgate-Palmolive, S.A................................................   Portugal
Colgate-Palmolive, S.A. de C.V........................................   Mexico
Colgate-Palmolive (Slovakia)..........................................   Slovakia
Colgate-Palmolive (Slovenia)..........................................   Slovenia
Colgate-Palmolive Sociedad Anonima Industrial y Commercial............   Argentina
Colgate-Palmolive S.p.A...............................................   Italy
Colgate-Palmolive SP..................................................   Ukraine
Colgate-Palmolive Superannuation Fund Trustee Pty Ltd.................   Australia
Colgate-Palmolive (Taiwan), Inc.......................................   Delaware
Colgate-Palmolive (Tanzania) Limited..................................   Tanzania
Colgate-Palmolive Temizlik Urunleri Sanayi ve Ticart S.A..............   Delaware
Colgate-Palmolive Temizlik Urunleri Sanayi ve Ticart S.A..............   Turkiye
Colgate-Palmolive (Thailand) Ltd......................................   Thailand
Colgate-Palmolive Transnational Inc...................................   Delaware
Colgate-Palmolive (Trinidad) Limited..................................   Trinidad
Colgate-Palmolive (Uganda) Limited....................................   Uganda
Colgate-Palmolive (Ukraine) A/O.......................................   Ukraine
Colgate-Palmolive (Zambia) Inc........................................   Delaware
Colgate-Palmolive (Zambia) Ltd........................................   Zambia

                                                                      EXHIBIT 21
                                                                     PAGE 4 OF 6

                                                                             STATE IN WHICH
                                                                          INCORPORATED OR COUNTRY
  NAME OF COMPANY                                                           IN WHICH ORGANIZED
  ---------------                                                         -----------------------
Colgate-Palmolive (Zimbabwe) (Private) Limited........................   Zimbabwe
Colgate-Palmolive (Zimbabwe), Inc.....................................   Delaware
Consumer Viewpoint Center, Inc........................................   New Jersey
Cosmeticos Grasse Ltda................................................   Chile
Cotelle S.A...........................................................   France
CP Holding S.A........................................................   France
CP Textil Industria e Comercia Ltd....................................   Brazil
CPC Funding Company...................................................   Delaware
CPIF, Inc.............................................................   Delaware
Cristasol, S.A........................................................   Spain
Demi, S.A. de C.V.....................................................   Mexico
Dental Pack Industria E Comercio Ltda.................................   Brazil
Dentatech (BVI) Co. Ltd...............................................   British Virgin Islands
Dimac Development Corp................................................   New Jersey
Direct Development, Inc...............................................   Massachusetts
Distribuidora Edison S.A..............................................   Argentina
Dominica Coconut Products Limited.....................................   Dominica
EKIB, Inc.............................................................   Delaware
ELM Company Limited...................................................   Bermuda
Empresa de Maquilas, S.A. de C.V......................................   Mexico
Fabnac Colgate-Palmolive S.A..........................................   Haiti
First Veterinary Companies of America, Inc............................   Delaware
Former PHI, Inc.......................................................   Massachusetts
Fundacion Colgate-Palmolive Dominicana, N/A, Inc......................   Dominican Republic
Gel-Kam (U.K.) Limited................................................   United Kingdom
Hamol A.G.............................................................   Switzerland
Hamol B.V.............................................................   Netherlands
Hamol Kosmetiche Produkte, G.m.b.H....................................   Austria
Hamol, Ltd............................................................   Delaware
Hao Lai Chemical Co. Ltd..............................................   Taiwan
Hawley & Hazel (BVI) Company Ltd......................................   British Virgin Islands
Hawley & Hazel (Malaysia) Sdn Bhd.....................................   Malaysia
Hawley & Hazel Chemical Co. (H.K.) Ltd................................   Hong Kong
Hawley & Hazel Chemical Co. Singapore (Pte.) Ltd......................   Singapore
Hawley & Hazel Investment Co., Ltd....................................   Hong Kong
Hawley & Hazel Taiwan Corporation.....................................   Taiwan
Hill's Funding Company................................................   Delaware
Hill's Pet Nutrition B.V..............................................   Nederlands
Hill's International Sales FSC B.V....................................   Nederlands
Hill's Pet Nutrition Canada Inc.......................................   Canada
Hill's Pet Nutrition Espana, S.L......................................   Spain
Hill's Pet Nutrition GmbH.............................................   Germany
Hill's Pet Nutrition Ltd..............................................   United Kingdom
Hill's Pet Nutrition Pty Limited......................................   Australia
Hill's Pet Nutrition, Inc.............................................   Delaware
Hill's Pet Products (Benelux) S.A.....................................   Belgium
Hill's Pet Products de Mexico, S.A. de C.V............................   Mexico

                                                                      EXHIBIT 21

                                                                     PAGE 5 OF 6

                                                                             STATE IN WHICH
                                                                          INCORPORATED OR COUNTRY
  NAME OF COMPANY                                                           IN WHICH ORGANIZED
  ---------------                                                         -----------------------
Hill's Pet Products S.p.A.............................................   Italy
Hill's Pet Products SNC...............................................   France
Hill's Pet Products, Inc..............................................   Delaware
Hill's-Colgate (Japan) Ltd............................................   Japan
Hopro Liquidating Corp................................................   Ohio
Industrial Jabonera Ecuatoriana S.A...................................   Ecuador
Industrias Quimicas Associadas Multiquim, S.A.........................   Ecuador
Inmobiliara Hills, S.A. de C.V........................................   Mexico
Innovacion Creativa, S.A. de C.V......................................   Mexico
Innovacion Creative S.A. de C.V.......................................   Mexico
Inter-Hamol, S.A......................................................   Luxembourg
International Equitable Assocation (Industrial & Commercial)
Limited...............................................................   Nigeria
KCR (Japan) Ltd.......................................................   Japan
K.G. Caviar Im-Und Export, GmbH & Co..................................   Germany
Kolana, S.A...........................................................   Peru
Kolynos Corporation...................................................   Delaware
Kolynos do Brasil Ltda................................................   Brazil
Laboratories International............................................   Delaware
Laboratorios Farmapure, Inc...........................................   Puerto Rico
Lournay Sales, Inc....................................................   Delaware
Mangos Bros S.A.......................................................   Greece
Mennen Canada, Inc....................................................   Canada
Mennen de Chile, Ltd..................................................   Delaware
Mennen de Costa Rica, S.A.............................................   Costa Rica
Mennen de Mexico, S.A.................................................   Mexico
Mennen de Nicaragua, S.A..............................................   Delaware
Mennen de Puerto Rico, Ltd............................................   Delaware
Mennen Guatemala, S.A.................................................   Guatemala
Mennen Interamerica, Ltd..............................................   Delaware
Mennen International Sales Corporation................................   Delaware
Mennen Investments Inc................................................   Delaware
Mennen Limited........................................................   Delaware
Mennen Products (Pty) Ltd.............................................   South Africa
Mennen South Africa, Ltd..............................................   Delaware
Mission Hill's Property Corporation...................................   Delaware
Mission Hills Propiedades de Mexico, S.A. de C.V......................   Mexico
Mission Hills, S.A. de C.V............................................   Mexico
National Cosmetics S.A................................................   Argentina
New Science, Inc......................................................   Delaware
Norwood International Incorporated....................................   Delaware
ODOL San Luis Sociedad Anonima Industrial y Commercial................   Argentina
ODOL Sociedad Anonima Industrial y Commercial.........................   Argentina
Olive Music Publishing Corporation....................................   Delaware
Oraltech Company, Limited.............................................   British Virgin Islands
Palmolive (Guangzhou) Co. Ltd.........................................   China
Paramount Research, Inc...............................................   Delaware
Pet Chemicals Inc.....................................................   Florida

                                                                      EXHIBIT 21
                                                                     PAGE 6 OF 6


                                                                             STATE IN WHICH
                                                                          INCORPORATED OR COUNTRY
  NAME OF COMPANY                                                           IN WHICH ORGANIZED
  ---------------                                                         -----------------------
Polyana S.A...........................................................   Uruguay
Princess House de Mexico, S.A. de C.V.................................   Mexico
Princess House Limited................................................   United Kingdom
Professionals' Software, Inc..........................................   Delaware
P.T. Colgate-Palmolive Indonesia......................................   Indonesia
Purity Holding Company................................................   Delaware
Purity Music Publishing Corporation...................................   Delaware
Refresh Company Limited...............................................   Dominica
Samuel Taylor Holdings B.V............................................   Nederlands
Second Veterinary Companies of America, Inc...........................   Delaware
Siam Purity Distribution Co. Ltd......................................   Thailand
Societe Industriale de Bourbon, S.I.B.................................   Reunion
Softsoap Enterprises, Inc.............................................   Minnesota
Somerset Collections Inc..............................................   Massachusetts
Southhampton-Hamilton Company.........................................   Delaware
Syarika Tahara Sdn Bhd................................................   Malaysia
The Lournay Company, Inc..............................................   Delaware
The Mennen Company....................................................   New Jersey
The Murphy-Phoenix Company............................................   Ohio
VCA, Inc..............................................................   Delaware
Veterinary Companies of America, Inc..................................   Delaware
Village Bath Products, Inc............................................   Minnesota
Vipont Pharmaceutical, Inc............................................   Delaware
XEB, Inc..............................................................   New Jersey